                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        August 7, 1996
                                                -----------------------------
            SILVERADO FOODS, INC.
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            (Exact name of registrant as specified in its charter)


  Oklahoma                         1-13260                      73-1369218
- -------------------------      ------------------        --------------------
(State or other                 (Commission File         (I.R.S. Employer
jurisdiction of                     Number)               Identification No.)
incorporation)

6846 South Canton, Suite 110, Tulsa, Oklahoma                    74136
- -----------------------------------------------           -------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code         (918) 496-2400
                                                  ---------------------------



                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.
         --------------------------------

             Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

             On August 7, 1996, the Registrant acquired from The Bagel Place, Inc. certain assets of The Bagel Place, Inc. used in its business of producing bagels and bagel related products at its bakery in Santa Ana, California. The assets purchased included inventory and tangible assets consisting principally of machinery, equipment, furniture and fixtures used in The Bagel Place, Inc.'s business. The Registrant intends to continue such use of the assets acquired. The consideration for this acquisition consisted of (a) cash consideration of $2,789,000, and assumption by the Registrant of current liabilities of The Bagel Place, Inc. of approximately $342,000.

             Prior to closing of this acquisition, there was no material relationship between The Bagel Place, Inc. and the Registrant or any of its affiliates, any director or officer of the Registrant or any of their associates. The purchase price was determined through arms-length negotiation between The Bagel Place, Inc. and the Registrant.

             The cash portion of the consideration for the purchase was provided by a short-term loan in the amount of $2,775,000 from Lawrence D. Field, the Registrant's Chief Executive Officer and Chairman of the Board of Directors. Such loan bears interest at the rate of 10% annum and is due and payable as to principal and interest on December 31, 1996. It is anticipated that such loan will be repaid out of the proceeds of a private placement of convertible subordinated notes.

Item 3.  Bankruptcy or Receivership.
         --------------------------

             Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

             Not applicable.

Item 5.  Other Events.
         ------------

             Not applicable.

Item 6.  Resignation of Registrant's Directors.
         -------------------------------------

             Not applicable.
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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (A)  Financial Statements of Business Acquired.
              -----------------------------------------

                  It is impracticable to provide the historical financial
              statements required by this Item within the time this Current Report on Form 8-K is required to be filed. Such historical financial statements will be filed as soon as practicable, but not more than 60 days after this Current Report on Form 8-K is required to be filed.

         (B)  Pro Forma Financial Information.
              -------------------------------

                  It is impracticable to provide the pro forma financial
              statements required by this Item within the time this Current Report on Form 8-K is required to be filed. Such pro forma financial statements will be filed as soon as practicable, but not more than 60 days after this Current Report on Form 8-K is required to be filed.

         (C)  Exhibits.
              --------

                  The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.

Item 8.  Change In Fiscal Year.
         ---------------------

              Not applicable.

                     *   *   *   *   *   *   *   *   *   *



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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SILVERADO FOODS, INC.



                                             By:/s/ DORVIN D. LIVELY
                                                -----------------------------
                                                Dorvin D. Lively
                                                Vice President and
                                                Chief Financial Officer



Date: August 21, 1996



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                               EXHIBIT TO INDEX
                               ----------------

Exhibit No.      Description of Exhibit
- ----------       ----------------------

    2.1 Asset Purchase Agreement dated July 25, 1996, between Silverado Foods, Inc. and The Bagel Place, Inc.



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